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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 11, 1996 included in Media Vision Technology, Inc.'s (now Aureal Semiconductor Inc.) Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                          ARTHUR ANDERSEN LLP

San Jose, California

June 14, 1996